                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):      July 23, 1999
                                                              -------------


                         Toyota Auto Lease Trust 1997-A
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





    California                   333-26717                     33-0755530
-------------------           ----------------            -------------------
  (State or other               (Commission                  (IRS Employer
  jurisdiction of               File Number)              Identification No.)
   incorporation)



     c/o Toyota Motor Credit Corporation
         19001 South Western Avenue
            Torrance, California                                 90509
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   (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         (310) 787-1310
                                                          -------------------


                           Exhibit Index is on Page 2

                                   Page 1 of 3

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Item 5.  Other Events
         -------------

On July 23, 1999, interest and principal collected during the preceding calendar month as provided for in the 1997-A Securitization Trust Agreement dated as of September 1, 1997 between Toyota Leasing, Inc. ("TLI"), as "Transferor", and U.S. Bank National Association ("USBNA"), as "Trustee", and the 1997-A SUBI Servicing Supplement to the Amended and Restated Trust and Servicing Agreement, dated September 1, 1997, among TMTT, Inc., as "Titling Trustee", Toyota Motor Credit Corporation ("TMCC"), as "Servicer", and USBNA, as "Trust Agent" (the "Agreements"), was allocated to the holders of certificates representing undivided fractional interests in the Toyota Auto Lease Trust 1997-A (the "Certificateholders"). In accordance with the Agreements, the Servicer's Certificate, as defined in the Agreements, was furnished to the Trustee for the benefit of the Certificateholders and was distributed by the Trustee to the Certificateholders. A copy of the Servicer's Certificate for the month of June 1999 is filed as Exhibit 20 to this Current Report on Form 8-K.

Item 7(c).  Exhibits

            Exhibit Number    Description
            --------------    -----------

                 20           Servicer's Certificate for the month of
                              June, 1999.






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                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             TOYOTA AUTO LEASE TRUST 1997-A

                             BY:  TOYOTA MOTOR CREDIT CORPORATION, AS SERVICER


Date:  August 10, 1999       By:              /S/ GEORGE E. BORST
       ---------------                -----------------------------------
                                                  George E. Borst
                                               Senior Vice President
                                                and General Manager











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